Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 13, 2007 (the “Amendment”), is entered into among (i) ANDREW CORPORATION, a Delaware corporation (the “Company”), and the Designated Subsidiaries of the Company that are parties thereto (together with the Company, the “Borrowers”), (ii) the undersigned financial institutions, and (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) for the Lenders and as L/C Issuer.

RECITALS:

A. The Borrowers, various financial institutions (the “Lenders”), the Administrative Agent and the L/C Issuer entered into a Credit Agreement, dated as of September 29, 2005, as amended by a First Amendment to Credit Agreement, dated as of June 16, 2006 (the “Credit Agreement”).

B. The Borrowers have requested that the Lenders and the Administrative Agent enter into this Amendment in order to make certain amendments to the Credit Agreement as provided herein.

C. Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Credit Agreement.

D. In consideration of the mutual agreements contained herein the parties hereto agree as follows:

1.	AMENDMENT

Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of “CommScope” and “CommScope Merger Transaction” in appropriate alphabetical order:

““CommScope” means CommScope, Inc.

““CommScope Merger Transaction” means the proposed merger transaction between CommScope and the Company as announced in the June 27, 2007 press release by CommScope and the Company.”

1.2 Section 1.1 of the Credit Agreement is hereby amended by restating paragraph (c) of the definition of Change of Control to read as follows:

“(c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company, or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 30% or more of the combined voting power of such securities; provided, however, that any contract or arrangement entered into between CommScope and the Company in furtherance of the CommScope Merger Transaction will not be taken into account for purposes of this paragraph (c) until the earlier to occur of (a) the date of the consummation of the CommScope Merger Transaction or (b) March 31, 2008 if, prior to such date all such contracts and arrangements have not been terminated in a manner reasonably satisfactory to the Administrative Agent.”

2.	CONDITIONS PRECEDENT

This Amendment shall become effective at such time as the Administrative Agent has received counterparts of this Amendment executed by the Borrowers and the Required Lenders and the Administrative Agent.

3.	WAIVER

The Administrative Agent and the Lenders hereby waive any Event of Default occurring due to a Change of Control resulting from any contract or arrangement entered into by the Company and CommScope in furtherance of the CommScope Merger Transaction prior to the effective date of this Amendment. The foregoing waiver shall expire on the earlier to occur of (a) the date of the consummation of the CommScope Merger Transaction or (b) March 31, 2008 if, prior to such date all such contracts and arrangements have not been terminated in a manner reasonably satisfactory to the Administrative Agent.

4.	EXPENSES

The Company shall pay, promptly upon receipt of a reasonably detailed invoice therefor, all reasonable attorneys’ fees and out-of-pocket costs of the Administrative Agent in connection with this Amendment.

5.	MISCELLANEOUS

5.1 Limited Nature of Amendments. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Credit Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Credit Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

5.2 Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original. Receipt by the Administrative Agent from a Lender of an executed signature page hereto by facsimile or e-mail shall be effective as receipt of an original manually executed counterpart.

5.4 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders as follows: (A) the Company and each Designated Subsidiary has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and each Designated Subsidiary and are enforceable against the Company and each Designated Subsidiary in accordance with their terms; and (C) all representations and warranties of the Company contained in the Credit Agreement and all other agreements, instruments and other writings relating thereto are true and complete as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

5.5 Governing Law. This Amendment shall be construed in accordance with and governed by and the internal laws of the State of Illinois, without giving effect to choice of law principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ANDREW CORPORATION

By:	/s/ Dan Hartnett
Name:	DAN HARTNETT
Title:	VICE PRESIDENT, TAX AND TREASURY

DESIGNATED SUBSIDIARIES:

ANDREW AG

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	VICE PRESIDENT

ANDREW TELECOMMUNICATIONS PRODUCTS SRL

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	VICE PRESIDENT

MIKOM-GMBH MIKROTECHNIK ZUR KOMMUNIKATION

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	MANAGING DIRECTOR

ANDREW HOLDINGS (GERMANY) GmbH

By:	/s/ F. Willis Caruso, Jr.
Name:	F. Willis Caruso, Jr.
Title:	MANAGING DIRECTOR

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Line Lender and Foreign Swing Line Lender

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender and Syndication Agent

By:	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Vice President

FIFTH THIRD BANK (CHICAGO), as Co-Documentation Agent and Lender

By:	/s/ Haig Garabedian
Name:	HAIG GARABEDIAN
Title:	VICE PRESIDENT

HARRIS N.A., as Co-Documentation Agent and Lender

By:	/s/ Naghmeh Hashemifard
Name:	NAGHMEH HASHEMIFARD
Title:	DIRECTOR

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ James N. DeVries
Name:	James N. DeVries
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ Corinne M. Potter
Name:	Corinne M. Potter
Title:	Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH (f/k/a The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch), as a Lender

By:	/s/ Hirotsugu Hayashi
Name:	Hirotsugu Hayashi
Title:	General Manager

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

BANCA NAZIONALE DEL LAVORO SPA, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

NATIONAL CITY BANK, as a Lender

By:	/s/ Stephanie A. Kline
Name:	Stephanie A. Kline
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Michael Kingsley
Name:	Michael Kingsley
Title:	Vice President

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